UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2009 (February 12, 2009)

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Blandonnet International Business Center
Building F, 7th Floor
Chemin de Blandonnet 2
Vernier, Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Our press release dated February 17, 2009, concerning financial results for the fourth quarter and fiscal year ended December 31, 2008, furnished as Exhibit 99.1 to this report, is incorporated by reference herein. The press release contains certain measures (discussed below) which may be deemed “non-GAAP financial measures” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended.

In the press release, we discuss field operating income for the three months ended December 31, 2008 and September 30, 2008. Management believes field operating income is a useful measure of operating results since the measure only deducts expenses directly related to operations from revenues. The most directly comparable GAAP financial measure, operating income before general and administrative expenses, and information reconciling the GAAP and non-GAAP measures are included in the press release.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2009, the Executive Compensation Committee of the Board of Directors approved the terms and conditions of contingent deferred unit awards and nonqualified share option awards and the grants of such awards to the Company’s Chief Executive Officer, Senior Vice President and Chief Financial Officer, President and Chief Operating Officer and Senior Vice President and General Counsel. Certain of the terms and conditions of the awards are subject to the approval of the Company’s Amended and Restated Long-Term Incentive Plan (the “Plan”) by the shareholders at the 2009 Annual General Meeting, which amendment and restatement would, among other things, eliminate the provisions in the Long-Term Incentive Plan as it currently exists that would cause awards to vest automatically upon a change of control, regardless of whether there is an involuntary termination. In the event the shareholders fail to approve the Plan, the terms and conditions will be modified consistent with the Long-Term Incentive Plan as it existed prior to the proposed amendment and restatement and, accordingly, rights would vest automatically in connection with a change in control even if there is no involuntary termination of the officer.

Each contingent deferred unit award has a three-year performance cycle of January 1, 2009 through December 31, 2011. The number of contingent deferred units (“CDUs”) earned by the named executive officer will be based on the total shareholder return of the Company and twelve of the companies in its peer group (the “Sub-Group”). Total shareholder return through the performance cycle is based on the comparison of the average closing share price for the 30 consecutive business days prior to the start of the performance cycle and the average closing share price for the last 30 consecutive business days in the performance cycle for the Company and each of the companies in the Sub-Group. The companies are then ranked according to percentage of improvement/deterioration in share price, adjusted for dividends. The number of CDUs the named executive officer may earn is determined based on the Company’s ordinal rank among the Sub-Group. Threshold performance is a rank of 10th at which 25% of the target award is earned. A rank below 10th results in no awards being earned. Target performance is a rank of 7th at which 100% of the target award is earned. At maximum performance (3rd or higher) 175% of the target award is earned. Upon vesting, each CDU, together with dividend payments accrued from the end of the performance cycle through the determination date (the first sixty days of 2011) will be distributed to the named executive officer. No dividends are accrued during the performance cycle. The award also provides for accelerated vesting of the CDUs in the event of the involuntary termination of the executive officer in the two years following a change of control.

The nonqualified share options vest over a three-year period ratably in one-third increments on the anniversary of the date of grant. The award also provides for accelerated vesting of the nonqualified share options in the event of the involuntary termination of the executive officer in the two years following a change of control.

A description of the amounts of these awards to the above-mentioned executive officers is attached hereto as Exhibit 10.1.

Item 7.01.	Regulation FD Disclosure.

Slide Presentation

On February 17, 2009, we are posting the slide presentation furnished as Exhibit 99.2 to this report on our website at www.deepwater.com. Exhibit 99.2 is incorporated in this Item 7.01 by reference.

Statements contained within the slide presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include but are not limited to projections relating to out-of-service forecasts, operating and maintenance costs trends, contract backlog, and other statements that are not historical facts. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, rig demand and capacity, drilling industry market conditions, possible delays or cancellation of drilling contracts, work stoppages, operational or other downtime, the Company’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations, future financial results, operating hazards, political and other uncertainties inherent in non-U.S. operations (including exchange and currency fluctuations), war, terrorism, natural disaster and cancellation or unavailability of insurance coverage, the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors discussed in the Company’s Form 10-K for the year ended December 31, 2007, and in the Company’s other filings with the Securities and Exchange Commission (“SEC”), which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. We caution investors not to place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements, except as required by law.

Item 8.01.	Other Events.

On February 12, 2009, the Company’s Board of Directors decided to recommend for approval by the Company’s shareholders at the 2009 Annual General Meeting a proposal to authorize the Board of Directors to repurchase shares of the Company, at the Board’s discretion, with an aggregate purchase price of up to CHF 3.50 billion (which is equivalent to approximately US$3.02 billion at an exchange rate as of the close of trading on February 13, 2009 of US$1.00 to CHF 1.1608). Further detail regarding the proposed share repurchase program can be found in the press release attached as Exhibit 99.3.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits to this report furnished pursuant to items 2.02 and 7.01 and filed pursuant to item 8.01 are as follows:

Exhibit No.	Description

10.1	Description of Award Grants

99.1	Transocean Ltd. Release Reporting Fourth Quarter and Full-Year 2008 Financial Results

99.2	Slide Presentation

99.3	Press Release Announcing Proposed Share Repurchase Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: February 17, 2009	By	/s/ Chipman Earle
Chipman Earle Associate General Counsel and Corporate Secretary

Index to Exhibits

Exhibit Number	Description

10.1	Description of Award Grants

99.1	Transocean Ltd. Release Reporting Fourth Quarter and Full-Year 2008 Financial Results

99.2	Slide Presentation

99.3	Press Release Announcing Proposed Share Repurchase Program